Exhibit 77(c)


                Matters submitted to a vote of security holders

On a November 15, 2007, a Special Meeting of Shareholders for ING VP Global Science and Technology Portfolio was held at which the shareholders were asked to approve the following proposals: (3A) to modify the fundamental investment restriction on concentration; (3B) to modify the fundamental investment restriction on diversification; (3C) to modify the fundamental investment restriction on borrowing; (3D) to modify the fundamental investment restriction on lending; (3E) to modify the fundamental investment restriction on underwriting; (3F) to modify the fundamental investment restriction on real estate; (3G) to modify the fundamental investment restriction on senior securities; (3H) to modify the fundamental investment restriction on commodities; (4) to reclassify the investment objective of the Portfolio as non-fundamental; and (5) to approve a "Manager-of-Managers" arrangement for the Portfolio to permit the Portfolio's investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Portfolio's shareholders.

                                                       Shares voted
                                      Shares voted      against or        Shares       Total Shares
                          Proposal         for           withheld       abstained          Voted
                          --------         ---           --------       ---------          -----
ING VP Global Science
and Technology Portfolio     3A       7,530,113.931    528,611.342    2,296,271.152   10,354,996.425
                             3B       7,948,396.409    541,710.250    1,864,889.766   10,354,996.425
                             3C       7,951,741.761    549,040.691    1,854,213.973   10,354,996.425
                             3D       8,030,497.304    548,631.702    1,775,867.419   10,354,996.425
                             3E       8,059,640.445    528,611.342    1,766,744.638   10,354,996.425
                             3F       7,540,339.353    545,657.417    2,268,999.655   10,354,996.425
                             3G       7,542,196.202    546,145.456    2,266,654.767   10,354,996.425
                             3H       7,501,528.786    545,657.417    2,307,810.222   10,354,996.425
                              4       8,110,689.353    487,894.994    1,756,412.078   10,354,996.425
                              5       6,650,963.828   1,001,401.282   2,702,631.315   10,354,996.425

The shareholder meeting for proposal #5 was adjourned to December 17, 2007.

                                                       Shares voted
                                      Shares voted      against or        Shares       Total Shares
                          Proposal         for           withheld       abstained          Voted
                          --------         ---           --------       ---------          -----
ING VP Global Science
and Technology Portfolio      5       7,685,747.727    792,022.199    2,201,908.089

On a November 15, 2007, a Special Meeting of Shareholders for ING VP Index Plus SmallCap Portfolio was held at which the shareholders were asked to approve the following proposals: (3A) to modify the fundamental investment restriction on concentration; (3B) to modify the fundamental investment restriction on diversification; (3C) to modify the fundamental investment restriction on borrowing; (3D) to modify the fundamental investment restriction on lending;
(3E) to modify the fundamental investment restriction on underwriting; (3F) to modify the fundamental investment restriction on real estate; (3G) to modify the fundamental investment restriction on senior securities; (3H) to modify the fundamental investment restriction on commodities; (4) to reclassify the investment objective of the Portfolio as non-fundamental; and (5) to approve a "Manager-of-Managers" arrangement for the Portfolio to permit the Portfolio's investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Portfolio's shareholders.

                                                       Shares voted
                                      Shares voted      against or        Shares       Total Shares
                          Proposal         for           withheld       abstained          Voted
                          --------         ---           --------       ---------          -----
ING VP Index Plus
SmallCap Portfolio           3A      34,144,625.351   1,856,082.082   8,517,155.798   44,517,863.231
                             3B      34,184,106.113   1,961,197.275   8,372,559.843   44,517,863.231
                             3C      33,845,970.051   2,193,826.529   8,478,066.651   44,517,863.231
                             3D      34,042,340.762   2,072,214.654   8,403,307.815   44,517,863.231
                             3E      33,920,970.972   2,060,075.973   8,536,816.286   44,517,863.231
                             3F      33,975,419.397   2,090,306.427   8,452,137.407   44,517,863.231
                             3G      34,083,551.323   1,979,406.743   8,454,905.165   44,517,863.231
                             3H      34,112,077.539   2,006,738.208   8,399,047.484   44,517,863.231
                              4      34,604,268.225   2,017,944.705   7,895,650.301   44,517,863.231
                              5      33,726,233.570   2,352,226.330   8,439,403.331   44,517,863.231

On a November 15, 2007, a Special Meeting of Shareholders for ING VP Small Company Portfolio was held at which the shareholders were asked to approve the following proposals: (3A) to modify the fundamental investment restriction on concentration; (3B) to modify the fundamental investment restriction on diversification; (3C) to modify the fundamental investment restriction on borrowing; (3D) to modify the fundamental investment restriction on lending;
(3E) to modify the fundamental investment restriction on underwriting; (3F) to modify the fundamental investment restriction on real estate; (3G) to modify the fundamental investment restriction on senior securities; (3H) to modify the fundamental investment restriction on commodities; (4) to reclassify the investment objective of the Portfolio as non-fundamental; and (5) to approve a "Manager-of-Managers" arrangement for the Portfolio to permit the Portfolio's investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Portfolio's shareholders.

                                                       Shares voted
                                      Shares voted      against or        Shares       Total Shares
                          Proposal         for           withheld       abstained          Voted
                          --------         ---           --------       ---------          -----
ING VP Small Company
Portfolio                    3A      20,195,947.475    452,393.397    1,956,625.989   22,604,966.861
                             3B      20,652,291.060    472,438.447    1,480,237.354   22,604,966.861
                             3C      20,039,050.156    607,824.342    1,958,092.363   22,604,966.861
                             3D      20,531,449.153    740,185.973    1,333,331.735   22,604,966.861
                             3E      19,930,872.777    720,858.991    1,953,235.093   22,604,966.861
                             3F      20,190,427.320    527,359.126    1,887,180.415   22,604,966.861
                             3G      20,028,724.563    627,623.410    1,948,618.888   22,604,966.861
                             3H      20,097,592.458    545,528.227    1,961,846.176   22,604,966.861
                              4      20,667,431.072   1,255,795.457    681,740.332    22,604,966.861
                              5      19,109,788.422   1,906,274.979   1,588,903.460   22,604,966.861

On a November 15, 2007, a Special Meeting of Shareholders for ING VP Growth Portfolio was held at which the shareholders were asked to approve the following proposals: (3A) to modify the fundamental investment restriction on concentration; (3B) to modify the fundamental investment restriction on diversification; (3C) to modify the fundamental investment restriction on borrowing; (3D) to modify the fundamental investment restriction on lending;
(3E) to modify the fundamental investment restriction on underwriting; (3F) to modify the fundamental investment restriction on real estate; (3G) to modify the fundamental investment restriction on senior securities; (3H) to modify the fundamental investment restriction on commodities; (4) to reclassify the investment objective of the Portfolio as non-fundamental; and (5) to approve a "Manager-of-Managers" arrangement for the Portfolio to permit the Portfolio's investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Portfolio's shareholders.

                                                       Shares voted
                                      Shares voted      against or        Shares       Total Shares
                          Proposal         for           withheld       abstained          Voted
                          --------         ---           --------       ---------          -----
ING VP Growth Portfolio      3A       6,196,339.874    398,285.999     897,531.806     7,492,157.679
                             3B       6,313,582.139    348,169.809     830,405.731     7,492,157.679
                             3C       6,281,446.728    378,809.776     831,901.175     7,492,157.679
                             3D       6,190,873.062    405,694.099     895,590.518     7,492,157.679
                             3E       6,188,346.001    412,264.826     891,546.852     7,492,157.679
                             3F       6,247,523.853    426,139.031     818,494.795     7,492,157.679
                             3G       6,191,399.101    406,756.488     894,002.090     7,492,157.679
                             3H       6,201,860.820    391,375.911     898,920.948     7,492,157.679
                              4       6,206,514.223    391,872.056     893,771.400     7,492,157.679
                              5       6,149,141.274    369,276.267     973,740.138     7,492,157.679

This meeting was adjourned to December 17, 2007.

                                                       Shares voted
                                      Shares voted      against or        Shares       Total Shares
                          Proposal         for           withheld       abstained          Voted
                          --------         ---           --------       ---------          -----
ING VP Growth Portfolio      3A       7,937,805.594    228,755.483     597,045.026     8,763,606.103
                             3B       8,019,858.841    192,739.633     551,007.629     8,763,606.103
                             3C       7,997,559.963    209,988.229     556,057.911     8,763,606.103
                             3D       7,932,509.719    237,125.835     593,970.549     8,763,606.103
                             3E       7,901,465.762    277,402.254     584,738.087     8,763,606.103
                             3F       7,985,003.982    237,921.154     540,680.967     8,763,606.103
                             3G       7,900,158.692    278,042.680     585,404.731     8,763,606.103
                             3H       7,953,351.723    217,372.687     592,881.693     8,763,606.103
                              4       7,941,852.454    214,874.438     606,879.211     8,763,606.103
                              5       7,904,923.195    207,898.182     650,784.726     8,763,606.103

On a November 15, 2007, a Special Meeting of Shareholders for ING VP Index Plus LargeCap Portfolio was held at which the shareholders were asked to approve the following proposals: (3A) to modify the fundamental investment restriction on concentration; (3B) to modify the fundamental investment restriction on diversification; (3C) to modify the fundamental investment restriction on borrowing; (3D) to modify the fundamental investment restriction on lending;
(3E) to modify the fundamental investment restriction on underwriting; (3F) to modify the fundamental investment restriction on real estate; (3G) to modify the fundamental investment restriction on senior securities; (3H) to modify the fundamental investment restriction on commodities; (4) to reclassify the investment objective of the Portfolio as non-fundamental; and (5) to approve a "Manager-of-Managers" arrangement for the Portfolio to permit the Portfolio's investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Portfolio's shareholders.

                                                       Shares voted
                                      Shares voted      against or        Shares       Total Shares
                          Proposal         for           withheld       abstained          Voted
                          --------         ---           --------       ---------          -----
ING VP Index Plus
LargeCap Portfolio           3A      92,538,582.172   6,296,336.717   4,931,097.718   103,766,016.607
                             3B      95,931,477.495   3,215,720.644   4,618,818.468   103,766,016.607
                             3C      94,701,241.566   4,090,416.144   4,974,358.897   103,766,016.607
                             3D      95,609,465.604   4,099,010.453   4,057,540.550   103,766,016.607
                             3E      95,228,123.951   3,957,703.388   4,580,189.268   103,766,016.607
                             3F      95,925,619.176   3,548,255.893   4,292,141.538   103,766,016.607
                             3G      95,534,633.637   3,935,735.364   4,295,647.606   103,766,016.607
                             3H      95,651,091.126   3,713,737.231   4,401,188.250   103,766,016.607
                              4      97,619,312.985   3,807,698.026   2,339,005.596   103,766,016.607
                              5      94,907,519.358   5,329,282.684   3,529,214.565   103,766,016.607

On a November 15, 2007, a Special Meeting of Shareholders for ING VP Index Plus MidCap Portfolio was held at which the shareholders were asked to approve the following proposals: (3A) to modify the fundamental investment restriction on concentration; (3B) to modify the fundamental investment restriction on diversification; (3C) to modify the fundamental investment restriction on borrowing; (3D) to modify the fundamental investment restriction on lending;
(3E) to modify the fundamental investment restriction on underwriting; (3F) to modify the fundamental investment restriction on real estate; (3G) to modify the fundamental investment restriction on senior securities; (3H) to modify the fundamental investment restriction on commodities; (4) to reclassify the investment objective of the Portfolio as non-fundamental; and (5) to approve a "Manager-of-Managers" arrangement for the Portfolio to permit the Portfolio's investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Portfolio's shareholders.

                                                       Shares voted
                                      Shares voted      against or        Shares       Total Shares
                          Proposal         for           withheld       abstained          Voted
                          --------         ---           --------       ---------          -----
ING VP Index Plus
MidCap Portfolio             3A      46,076,644.081   2,431,130.892   9,810,455.267    58,318,230.240
                             3B      46,197,964.611   2,426,817.061   9,693,448.568    58,318,230.240
                             3C      45,554,797.920   3,016,687.809   9,746,744.511    58,318,230.240
                             3D      45,407,887.590   2,814,738.277   10,095,604.373   58,318,230.240
                             3E      45,122,619.347   2,823,658.938   10,371,951.955   58,318,230.240
                             3F      45,516,293.297   2,992,525.215   9,809,411.728    58,318,230.240
                             3G      45,592,510.825   2,592,139.208   10,133,580.207   58,318,230.240
                             3H      45,515,591.795   2,597,054.661   10,205,583.784   58,318,230.240
                              4      47,185,578.631   2,154,004.280   8,978,647.329    58,318,230.240
                              5      45,069,637.498   3,221,674.188   10,026,918.554   58,318,230.240

On a November 15, 2007, a Special Meeting of Shareholders for ING VP Value Opportunity Portfolio was held at which the shareholders were asked to approve the following proposals: (3A) to modify the fundamental investment restriction on concentration; (3B) to modify the fundamental investment restriction on diversification; (3C) to modify the fundamental investment restriction on borrowing; (3D) to modify the fundamental investment restriction on lending;
(3E) to modify the fundamental investment restriction on underwriting; (3F) to modify the fundamental investment restriction on real estate; (3G) to modify the fundamental investment restriction on senior securities; (3H) to modify the fundamental investment restriction on commodities; (4) to reclassify the investment objective of the Portfolio as non-fundamental; and (5) to approve a "Manager-of-Managers" arrangement for the Portfolio to permit the Portfolio's investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Portfolio's shareholders.

                                                       Shares voted
                                      Shares voted      against or        Shares       Total Shares
                          Proposal         for           withheld       abstained          Voted
                          --------         ---           --------       ---------          -----
ING VP Value
Opportunity Portfolio        3A       7,082,236.255    252,774.379    1,090,741.134    8,425,751.768
                             3B       7,077,904.496    297,041.740    1,050,805.532    8,425,751.768
                             3C       7,041,577.993    284,585.802    1,099,587.973    8,425,751.768
                             3D       7,133,542.677    257,968.053    1,034,241.038    8,425,751.768
                             3E       7,113,847.571    184,342.755    1,127,561.442    8,425,751.768
                             3F       7,093,372.052    236,780.893    1,095,598.823    8,425,751.768
                             3G       7,092,305.550    298,432.170    1,035,014.048    8,425,751.768
                             3H       7,144,773.897    266,295.452    1,014,682.419    8,425,751.768
                              4       7,166,800.767    216,406.803    1,042,544.198    8,425,751.768
                              5       7,012,832.782    343,848.546    1,069,070.440    8,425,751.768